SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2003

                       Provident Financial Services, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     1-31566                   42-1547151
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)



Registrant's telephone number, including area code:  (201) 333-1000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 27, 2003, Provident Financial Services, Inc. issued a press release relating to its quarterly and year-end earnings. The press release is filed as Exhibit 99 to this report.

Item 7.  Financial Statements and Exhibits

         The following Exhibits are filed as part of this report:

         Exhibit No.        Description

            99 Press Release Issued by Provident Financial Services, Inc. on January 27, 2003





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PROVIDENT FINANCIAL SERVICES, INC.


DATE:  January 27, 2003                   By:  /s/ Paul M. Pantozzi
                                              ---------------------------------
                                              Paul M. Pantozzi
                                              Chairman, Chief Executive Officer
                                              and President